Exhibit 99.2
Executive Chairperson's Q&A
At Clover, we recently started addressing shareholder questions. I've taken a look through the submissions for this quarter and there are a couple of additional questions that I think are worth asking. So as the Company's largest shareholder I'll ask those questions below, and also answer them as well :-)
Question 1: Why has Clover been able to financially and clinically succeed and thrive in a PPO-focused approach—offering a wide choice of physicians and incredibly low cost sharing out-of-network—while your competition is retreating away from PPO?
From the very beginning, we refused to accept the industry’s false tradeoff: that you can either have great outcomes or broad access—but not both. We believed you could deliver better care and do it through a truly open, physician-inclusive model like a PPO—if you built the right technology and aligned incentives the right way. For us, that means paying clinicians fairly, while enabling a clinician’s free exercise of judgment. And in return, we get a valuable, trustworthy data feedback loop that makes the system smarter for everyone.
Our competitors built around gatekeeping—restricting access, narrowing networks, enforcing top-down control. We took the opposite approach. We built Clover Assistant so that any clinician, in-network or out-of-network, could be empowered to make better clinical decisions. And we designed our plan benefits to reflect that trust, giving members real choice and removing friction where other plans create it.
What that’s led to is a rare thing in healthcare: A PPO plan that isn’t just clinically sound, but financially sound too. That’s not because PPO is easy—it’s not. It’s years of iteration, humility, and tight feedback loops between our clinicians, product teams, and operators.
The Clover mission is to improve every life, and that is not doable when you halve the number of physicians available to members.

Question 2: I hear a lot about AI in healthcare today—and frankly AI in everything. When we look back five years from now, why do you believe that Clover will be the winner, or among the short list of major AI winners in healthcare?
Because we’ve been doing the hard work for years — not just talking about it. While most MA plans are only now experimenting with AI, often in narrow back-office uses like utilization management or prior auth to cut costs by denying care, we built AI into the core of Clover Assistant from the start — as a way to improve care, not ration it.
Clover Assistant has been designed from day one to deliver actionable insights at the exact moment of care — and to learn from what happens next. That closed feedback loop is the difference between theoretical AI and AI that changes real-world outcomes. We believe our platform only gets better with every new foundation model improvement.
This shapes how I think about competition. I don’t really view our competitors long-term as the traditional large incumbents — they’re still some time behind on making AI central to their model, and have internal structural barriers to that end goal. The companies I measure ourselves against are the healthtech and AI-native healthcare startups, and even those that haven’t been founded yet.
And because we operate at risk, sit at the point of care, and control the technology, we can make AI the engine of the system — not a sidecar. So, when people look back and ask: “Who actually bent the cost curve with AI? Who made it easier for clinicians to do the right thing, and better for members to get the care they need?” — I expect Clover to be on that short list.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," “opportunity,” "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this document include, but are not limited to, the following: statements regarding financial guidance and statements regarding expectations relating to potential improvements in revenues, operating expenses, Adjusted SG&A, Insurance BER, expectations regarding the revenue, expectations regarding stock-based compensation expense, our market opportunity and expansion of Counterpart Health and SaaS model, targeting a more technology-focused revenue mix, and the number of Clover Health's Insurance members, as well as any statements by our executive officers, and other expectations as to future performance, operations and results (including our updated guidance for full year 2025 and expectations for 2026). Statements regarding our Adjusted EBITDA profitability and Adjusted Net income profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2025 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this document. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this document are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this document or to conform these statements to actual results or revised expectations.